Exhibit 99.2

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                      PERIODS ENDED JUNE 30, 2002 AND 2001

                                                                    3 MO. ENDED JUNE 30                 6 MO. ENDED JUNE 30
                                                              ----------------------------------  ----------------------------------
Line                                                            2002        2001     INCR (DECR)    2002        2001     INCR (DECR)
                                                              --------    --------    ----------  --------    --------   -----------
     EARNINGS CONTRIBUTION
          BY SUBSIDIARY ($ MILLIONS)

1       Arizona Public Service                                $     64    $     70    $     (6)   $     96    $    134    $    (38)
2       Pinnacle West Energy                                         1           1          --           2           1           1
3       APS Energy Services                                         11          --          11          13          (7)         20
4       SunCor                                                       8          --           8          10          --          10
5       El Dorado                                                   (3)         --          (3)         (3)         --          (3)
6       Parent Company                                              (6)         (4)         (2)         11           1          10
                                                              --------    --------    --------    --------    --------    --------

7          Income Before Accounting Change                          75          67           8         129         129          --

        Cumulative Effect of Change in Accounting -
8          Net of Tax                                               --          --          --          --          (3)          3
                                                              --------    --------    --------    --------    --------    --------

9          Net Income                                         $     75    $     67    $      8    $    129    $    126    $      3
                                                              --------    --------    --------    --------    --------    --------

     EARNINGS PER SHARE
          BY SUBSIDIARY - DILUTED

10      Arizona Public Service                                $   0.76    $   0.82    $  (0.06)   $   1.13    $   1.58    $  (0.45)
11      Pinnacle West Energy                                      0.01        0.02       (0.01)       0.02        0.01        0.01
12      APS Energy Services                                       0.13          --        0.13        0.16       (0.09)       0.25
13      SunCor                                                    0.10          --        0.10        0.12        0.01        0.11
14      El Dorado                                                (0.04)         --       (0.04)      (0.04)         --       (0.04)
15      Parent Company                                           (0.07)      (0.05)      (0.02)       0.13        0.01        0.12
                                                              --------    --------    --------    --------    --------    --------

16         Income Before Accounting Change                        0.89        0.79        0.10        1.52        1.52          --

        Cumulative Effect of Change in Accounting -
17         Net of Tax                                               --          --          --          --       (0.03)       0.03
                                                              --------    --------    --------    --------    --------    --------

18         Net Income                                         $   0.89    $   0.79    $   0.10    $   1.52    $   1.49    $   0.03
                                                              --------    --------    --------    --------    --------    --------


19   BOOK VALUE PER SHARE                                     $  30.54    $  28.17    $   2.37    $  30.54    $  28.17    $   2.37

     COMMON SHARES OUTSTANDING -
          DILUTED (THOUSANDS)
20      Average                                                 84,926      85,042        (116)     84,910      85,005         (95)
21      End of Period                                           84,768      84,713          55      84,768      84,713          55

                                                                    12 MO. ENDED JUNE 30
                                                              ----------------------------------
Line                                                            2002        2001     INCR (DECR)
                                                              --------    --------   -----------
     EARNINGS CONTRIBUTION
          BY SUBSIDIARY ($ MILLIONS)

1       Arizona Public Service                                $    243    $    312    $    (69)
2       Pinnacle West Energy                                        19          --          19
3       APS Energy Services                                         11         (17)         28
4       SunCor                                                      13           6           7
5       El Dorado                                                   (3)        (14)         11
6       Parent Company                                              44           1          43
                                                              --------    --------    --------

7          Income Before Accounting Change                         327         288          39

        Cumulative Effect of Change in Accounting -
8          Net of Tax                                              (12)         (3)         (9)
                                                              --------    --------    --------

9          Net Income                                         $    315    $    285    $     30
                                                              --------    --------    --------

     EARNINGS PER SHARE
          BY SUBSIDIARY - DILUTED

10      Arizona Public Service                                $   2.86    $   3.67    $  (0.81)
11      Pinnacle West Energy                                      0.22       (0.01)       0.23
12      APS Energy Services                                       0.13       (0.20)       0.33
13      SunCor                                                    0.15        0.07        0.08
14      El Dorado                                                (0.04)      (0.16)       0.12
15      Parent Company                                            0.54        0.01        0.53
                                                              --------    --------    --------

16         Income Before Accounting Change                        3.86        3.38        0.48

        Cumulative Effect of Change in Accounting -
17         Net of Tax                                            (0.15)      (0.03)      (0.12)
                                                              --------    --------    --------

18         Net Income                                         $   3.71    $   3.35    $   0.36
                                                              --------    --------    --------

19   BOOK VALUE PER SHARE                                     $  30.54    $  28.17    $   2.37

     COMMON SHARES OUTSTANDING -
          DILUTED (THOUSANDS)
20      Average                                                 84,888      85,007        (119)
21      End of Period                                           84,768      84,713          55

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                      PERIODS ENDED JUNE 30, 2002 AND 2001

                                                                     3 MO. ENDED JUNE 30                 6 MO. ENDED JUNE 30
                                                               ----------------------------------  ---------------------------------
Line                                                             2002        2001     INCR (DECR)    2002       2001     INCR (DECR)
                                                               --------    --------   -----------  --------   --------   -----------
     ELECTRIC OPERATING REVENUES
        (DOLLARS IN  MILLIONS)
     Retail
22      Residential                                            $    226    $    234    $     (8)   $    397   $    407    $    (10)
23      Business                                                    251         258          (7)        446        457         (11)
                                                               --------    --------    --------    --------   --------    --------
24         Total retail                                             477         492         (15)        843        864         (21)
                                                               --------    --------    --------    --------   --------    --------
     Wholesale revenue on delivered electricity
25      Traditional contracts                                         1          55         (54)          2         81         (79)
26      Retail load hedge management                                 11         182        (171)         13        187        (174)
        Marketing and trading -- delivered
27         Generation sales other than native load                    2          51         (49)         10        138        (128)
28         Other delivered electricity (a)                          153         443        (290)        339        802        (463)
                                                               --------    --------    --------    --------   --------    --------
29         Total delivered marketing and trading                    155         494        (339)        349        940        (591)
                                                               --------    --------    --------    --------   --------    --------
30      Total delivered wholesale electricity                       167         731        (564)        364      1,208        (844)
                                                               --------    --------    --------    --------   --------    --------
     Other marketing and trading
        Realized margins on delivered commodities
31         other than electricity (a)                                 1         (12)         13           5   $    (17)         22
        Prior period mark-to-market (gains) losses on
32         contracts delivered during current period (a)             (8)          5         (13)        (22)        15         (37)
33      Change in mark-to-market for future-period deliveries         1          35         (34)         17         78         (61)
                                                               --------    --------    --------    --------   --------    --------
34      Total other marketing and trading                            (6)         28         (34)         --         76         (76)
                                                               --------    --------    --------    --------   --------    --------
35   Transmission for others                                          6           5           1          12          9           3
36   Other miscellaneous services                                     2           5          (3)          7         11          (4)
                                                               --------    --------    --------    --------   --------    --------
37         Total electric operating revenues                   $    646    $  1,261    $   (615)   $  1,226   $  2,168    $   (942)
                                                               --------    --------    --------    --------   --------    --------

     ELECTRIC SALES (GWH)

     Retail sales
38      Residential                                               2,441       2,467         (26)      4,582      4,589          (7)
39      Business                                                  3,429       3,445         (16)      6,200      6,269         (69)
                                                               --------    --------    --------    --------   --------    --------
40         Total retail                                           5,870       5,912         (42)     10,782     10,858         (76)
                                                               --------    --------    --------    --------   --------    --------
     Wholesale electricity delivered
41      Traditional contracts                                       121         598        (477)        192      1,167        (975)
42      Retail load hedge management                                230         736        (506)        388        811        (423)
        Marketing and trading -- delivered
43         Generation sales other than native load                   74         436        (362)        450      1,059        (609)
44         Other delivered electricity                            4,369       3,169       1,200       8,205      6,219       1,986
                                                               --------    --------    --------    --------   --------    --------
45         Total delivered marketing and trading                  4,443       3,605         838       8,655      7,278       1,377
                                                               --------    --------    --------    --------   --------    --------
46      Total delivered wholesale electricity                     4,794       4,939        (145)      9,235      9,256         (21)
                                                               --------    --------    --------    --------   --------    --------
47         Total electric sales                                  10,664      10,851        (187)     20,017     20,114         (97)
                                                               --------    --------    --------    --------   --------    --------

                                                                     12 MO. ENDED JUNE 30
                                                               ----------------------------------
Line                                                             2002        2001     INCR (DECR)
                                                               --------    --------   -----------
     ELECTRIC OPERATING REVENUES
        (DOLLARS IN  MILLIONS)
     Retail
22      Residential                                            $    905    $    903    $      2
23      Business                                                    941         943          (2)
                                                               --------    --------    --------
24         Total retail                                           1,846       1,846          --
                                                               --------    --------    --------
     Wholesale revenue on delivered electricity
25      Traditional contracts                                        (5)        172        (177)
26      Retail load hedge management                                404         705        (301)
        Marketing and trading -- delivered
27         Generation sales other than native load                   20         232        (212)
28         Other delivered electricity (a)                        1,097       1,486        (389)
                                                               --------    --------    --------
29         Total delivered marketing and trading                  1,117       1,718        (601)
                                                               --------    --------    --------
30      Total delivered wholesale electricity                     1,515       2,594      (1,079)
                                                               --------    --------    --------
     Other marketing and trading
        Realized margins on delivered commodities
31         other than electricity (a)                                 8         (22)         30
        Prior period mark-to-market (gains) losses on
32         contracts delivered during current period (a)            (89)          9         (80)
33      Change in mark-to-market for future-period deliveries       117          82          35
                                                               --------    --------    --------
34      Total other marketing and trading                            36          51         (15)
                                                               --------    --------    --------
35   Transmission for others                                         28          17          11
36   Other miscellaneous services                                    15          25         (10)
                                                               --------    --------    --------
37         Total electric operating revenues                   $  3,440    $  4,533    $ (1,093)
                                                               --------    --------    --------

     ELECTRIC SALES (GWH)

     Retail sales
38      Residential                                              10,328      10,123         205
39      Business                                                 12,996      12,908          88
                                                               --------    --------    --------
40         Total retail                                          23,324      23,031         293
                                                               --------    --------    --------
     Wholesale electricity delivered
41      Traditional contracts                                       239       2,056      (1,817)
42      Retail load hedge management                              2,617       6,668      (4,051)
        Marketing and trading -- delivered
43         Generation sales other than native load                  779       1,942      (1,163)
44         Other delivered electricity                           16,599      14,005       2,594
                                                               --------    --------    --------
45         Total delivered marketing and trading                 17,378      15,947       1,431
                                                               --------    --------    --------
46      Total delivered wholesale electricity                    20,233      24,671      (4,438)
                                                               --------    --------    --------
47         Total electric sales                                  43,557      47,702      (4,145)
                                                               --------    --------    --------

----------
(a) The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 37 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 32 are included in lines 28 and 31. For example, line 32 shows that a prior-period mark-to-market gain of $8 million was transferred to "realized" for the second quarter of 2002. Lines 28 and 31 include amounts totaling $8 million of realized revenues for the second quarter of 2002.

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                      PERIODS ENDED JUNE 30, 2002 AND 2001

                                                                      3 MO. ENDED JUNE 30                6 MO. ENDED JUNE 30
                                                               ----------------------------------  ---------------------------------
Line                                                             2002        2001     INCR (DECR)    2002       2001     INCR (DECR)
                                                               --------    --------   -----------  --------   --------   -----------
     MARKETING AND TRADING
          PRETAX GROSS MARGIN ANALYSIS
        (DOLLARS IN  MILLIONS)

     REALIZED AND MARK-TO-MARKET COMPONENTS
     Current Period Effects
        Realized margin on delivered commodities
           Electricity
48           Generation sales other than native load           $     --    $     26    $    (26)   $      3   $     74    $    (71)
49           Other electricity marketing and trading (a)             24          43         (19)         56         47           9
                                                               --------    --------    --------    --------   --------    --------
50           Total electricity                                       24          69         (45)         59        121         (62)
51         Other commodities (a)                                      1         (12)         13           5        (17)         22
                                                               --------    --------    --------    --------   --------    --------
52         Total realized margin                                     25          57         (32)         64        104         (40)
                                                               --------    --------    --------    --------   --------    --------
        Prior-period mark-to-market (gains) losses on
           contracts delivered during current period
53         Electricity (a)                                           (9)         --          (9)        (17)         6         (23)
54         Other commodities (a)                                     --           5          (5)         (5)        17         (22)
           Charge related to trading activities with Enron
55            and its affiliates                                     --          --          --          --         --          --
                                                               --------    --------    --------    --------   --------    --------
56         Subtotal                                                  (9)          5         (14)        (22)        23         (45)
                                                               --------    --------    --------    --------   --------    --------
57      Total current period effects (b)                             16          62         (46)         42        127         (85)
                                                               --------    --------    --------    --------   --------    --------
     Change in mark-to-market gains (losses) for
        future period deliveries (b)
58      Electricity                                                  10          42         (32)         27         82         (55)
59      Other commodities                                            (7)         (6)         (1)        (10)        (4)         (6)
                                                               --------    --------    --------    --------   --------    --------
60      Subtotal                                                      3          36         (33)         17         78         (61)
                                                               --------    --------    --------    --------   --------    --------
61   Total gross margin                                        $     19    $     98    $    (79)   $     59   $    205    $   (146)
                                                               --------    --------    --------    --------   --------    --------

                                                                     12 MO. ENDED JUNE 30
                                                               ----------------------------------
Line                                                             2002        2001     INCR (DECR)
                                                               --------    --------   -----------
     MARKETING AND TRADING
          PRETAX GROSS MARGIN ANALYSIS
        (DOLLARS IN  MILLIONS)

     REALIZED AND MARK-TO-MARKET COMPONENTS
     Current Period Effects
        Realized margin on delivered commodities
           Electricity
48           Generation sales other than native load           $      8    $    120    $   (112)
49           Other electricity marketing and trading (a)            127          85          42
                                                               --------    --------    --------
50           Total electricity                                      135         205         (70)
51         Other commodities (a)                                      8         (22)         30
                                                               --------    --------    --------
52         Total realized margin                                    143         183         (40)
                                                               --------    --------    --------
        Prior-period mark-to-market (gains) losses on
           contracts delivered during current period
53         Electricity (a)                                          (73)        (20)        (53)
54         Other commodities (a)                                     (9)         18         (27)
           Charge related to trading activities with Enron
55            and its affiliates                                     (8)         --          (8)
                                                               --------    --------    --------
56         Subtotal                                                 (90)         (2)        (88)
                                                               --------    --------    --------
57      Total current period effects (b)                             53         181        (128)
                                                               --------    --------    --------
     Change in mark-to-market gains (losses) for
        future period deliveries (b)
58      Electricity                                                 129          83          46
59      Other commodities                                           (11)         (1)        (10)
                                                               --------    --------    --------
60      Subtotal                                                    118          82          36
                                                               --------    --------    --------
61   Total gross margin                                        $    171    $    263    $    (92)
                                                               --------    --------    --------

FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

As of June 30, 2002, Pinnacle West had accumulated mark-to-market net gains of $133 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: remainder of 2002, $12 million; 2003, $28 million; 2004, $29 million; 2005 and thereafter, $64 million.

----------
(a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 57 and in line 61 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 53 are included in line 49. The opposites of amounts included in line 54 are included in line 51. For example, line 53 shows that a prior-period mark-to-market gain of $9 million was transferred to "realized" for the second quarter of 2002. A $9 million realized gain is included in the $24 million on line 49 for the second quarter of 2002.
(b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                      PERIODS ENDED JUNE 30, 2002 AND 2001

                                                                      3 MO. ENDED JUNE 30                6 MO. ENDED JUNE 30
                                                               ----------------------------------  ---------------------------------
Line                                                             2002        2001     INCR (DECR)    2002       2001     INCR (DECR)
                                                               --------    --------   --=--------  --------   --------   -----------
     MARKETING AND TRADING
          PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
        (DOLLARS IN  MILLIONS)

     BY COMMODITY SOLD OR TRADED

62   Electricity                                               $     25    $    111    $    (86)   $     70   $    209    $   (139)
63   Natural gas                                                      1         (12)         13          (4)       (15)         11
64   Coal                                                            (2)          2          (4)         (3)        16         (19)
65   Emission allowances                                             (5)         (3)         (2)         (4)        (5)          1
66   Other                                                           --          --          --          --         --          --
                                                               --------    --------    --------    --------   --------    --------
67      Total Gross Margin                                     $     19    $     98    $    (79)   $     59   $    205    $   (146)
                                                               --------    --------    --------    --------   --------    --------

     BY PINNACLE WEST ENTITY

     Parent company marketing and trading division
68      Generation sales other than native load                $     --    $     --    $     --    $      1   $     --    $      1
69      Other marketing and trading                                   9           3           6          43         10          33
     APS
70      Generation sales other than native load                      --          26         (26)          1         74         (73)
71      Other marketing and trading                                  --          68         (68)         --        121        (121)
     Pinnacle West Energy
72      Generation sales other than native load                      --          --          --          --         --          --
73      Other marketing and trading                                  --          --          --          --         --          --
     APS ES
74      Other marketing and trading                                  10           1           9          14         --          14
                                                               --------    --------    --------    --------   --------    --------
75   Total gross margin before income taxes                    $     19    $     98    $    (79)   $     59   $    205    $   (146)
                                                               --------    --------    --------    --------   --------    --------

                                                                     12 MO. ENDED JUNE 30
                                                               ----------------------------------
Line                                                             2002        2001     INCR (DECR)
                                                               --------    --------   -----------
     MARKETING AND TRADING
          PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
        (DOLLARS IN  MILLIONS)

     BY COMMODITY SOLD OR TRADED

62   Electricity                                               $    189    $    268    $    (79)
63   Natural gas                                                      3          (8)         11
64   Coal                                                           (11)         13         (24)
65   Emission allowances                                            (10)        (10)         --
66   Other                                                           --          --          --
                                                               --------    --------    --------
67      Total Gross Margin                                     $    171    $    263    $    (92)
                                                               --------    --------    --------

     BY PINNACLE WEST ENTITY

     Parent company marketing and trading division
68      Generation sales other than native load                $      1    $     --    $      1
69      Other marketing and trading                                 111           7         104
     APS
70      Generation sales other than native load                       6         120        (114)
71      Other marketing and trading                                  35         136        (101)
     Pinnacle West Energy
72      Generation sales other than native load                      --          --          --
73      Other marketing and trading                                  --          --          --
     APS ES
74      Other marketing and trading                                  18          --          18
                                                               --------    --------    --------
75   Total gross margin before income taxes                    $    171    $    263    $    (92)
                                                               --------    --------    --------

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                      PERIODS ENDED JUNE 30, 2002 AND 2001

                                                                     3 MO. ENDED JUNE 30                 6 MO. ENDED JUNE 30
                                                               ----------------------------------  ---------------------------------
Line                                                             2002        2001     INCR (DECR)    2002       2001     INCR (DECR)
                                                               --------    --------   -----------  --------   --------   -----------
     AVERAGE ELECTRIC CUSTOMERS

     Retail customers
76      Residential                                             795,681     770,335      25,346     798,341    772,826      25,515
77      Business                                                100,096      98,065       2,031      99,710     97,644       2,066
                                                               --------    --------    --------    --------   --------    --------
78         Total                                                895,777     868,400      27,377     898,051    870,470      27,581
79   Wholesale customers                                             67          66           1          67         67          --
                                                               --------    --------    --------    --------   --------    --------
80         Total customers                                      895,844     868,466      27,378     898,118    870,537      27,581
                                                               --------    --------    --------    --------   --------    --------

81   Customer Growth (% over prior year)                            3.2%        3.9%       (0.7)%       3.2%       3.9%       (0.7)%

     RETAIL ELECTRIC SALES (GWH) -
        WEATHER NORMALIZED

82   Residential                                                  2,387       2,204         183       4,551      4,241         310
83   Business                                                     3,392       3,321          71       6,166      6,146          20
                                                               --------    --------    --------    --------   --------    --------
84         Total                                                  5,779       5,525         254      10,717     10,387         330
                                                               --------    --------    --------    --------   --------    --------

     RETAIL ELECTRICITY USAGE
        (KWH/AVERAGE CUSTOMER)

85   Residential                                                  3,068       3,203        (135)      5,739      5,938        (199)
86   Business                                                    34,258      35,133        (875)     62,188     64,202      (2,014)

     RETAIL ELECTRICITY USAGE -
          WEATHER NORMALIZED
        (KWH/AVERAGE CUSTOMER)

87   Residential                                                  3,000       2,861         139       5,701      5,487         214
88   Business                                                    33,886      33,868          18      61,839     62,942      (1,103)

     ELECTRICITY DEMAND (MW)

89   System peak demand                                           5,425       5,358          67       5,425      5,358          67

                                                                     12 MO. ENDED JUNE 30
                                                               ----------------------------------
Line                                                             2002        2001     INCR (DECR)
                                                               --------    --------   -----------
     AVERAGE ELECTRIC CUSTOMERS

     Retail customers
76      Residential                                             789,096     763,445      25,651
77      Business                                                 99,231      96,448       2,783
                                                               --------    --------    --------
78         Total                                                888,327     859,893      28,434
79   Wholesale customers                                             67          67          --
                                                               --------    --------    --------
80         Total customers                                      888,394     859,960      28,434
                                                               --------    --------    --------

81   Customer Growth (% over prior year)                            3.3%        4.0%       (0.7)%

     RETAIL ELECTRIC SALES (GWH) -
        WEATHER NORMALIZED

82   Residential                                                  9,987       9,560         427
83   Business                                                    12,683      12,777         (94)
                                                               --------    --------    --------
84         Total                                                 22,670      22,337         333
                                                               --------    --------    --------

     RETAIL ELECTRICITY USAGE
        (KWH/AVERAGE CUSTOMER)

85   Residential                                                 13,088      13,259        (171)
86   Business                                                   129,822     133,839      (4,017)

     RETAIL ELECTRICITY USAGE -
          WEATHER NORMALIZED
        (KWH/AVERAGE CUSTOMER)

87   Residential                                                 12,656      12,522         134
88   Business                                                   127,813     132,475      (4,662)

     ELECTRICITY DEMAND (MW)

89   System peak demand                                           5,687       5,478         209

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                      PERIODS ENDED JUNE 30, 2002 AND 2001

                                                                     3 MO. ENDED JUNE 30                 6 MO. ENDED JUNE 30
                                                               ----------------------------------  ---------------------------------
Line                                                             2002        2001     INCR (DECR)    2002       2001     INCR (DECR)
                                                               --------    --------   -----------  --------   --------   -----------
     ENERGY SOURCES (GWH)

     Generation production
90      Nuclear                                                   2,243       1,985         258       4,500      4,246         254
91      Coal                                                      2,702       3,245        (543)      5,592      6,146        (554)
92      Gas, oil and other                                          565       1,256        (691)        902      2,263      (1,361)
                                                               --------    --------    --------    --------   --------    --------
93         Total                                                  5,510       6,486        (976)     10,994     12,655      (1,661)
                                                               --------    --------    --------    --------   --------    --------
     Purchased power
94      Firm load                                                   846         845           1         917      1,015         (98)
95      Marketing and trading                                     4,599       3,905         694       8,593      7,030       1,563
                                                               --------    --------    --------    --------   --------    --------
96         Total                                                  5,445       4,750         695       9,510      8,045       1,465
                                                               --------    --------    --------    --------   --------    --------
97         Total energy sources                                  10,955      11,236        (281)     20,861     20,701        (196)
                                                               --------    --------    --------    --------   --------    --------

     POWER PLANT PERFORMANCE

     Capacity Factors
98      Nuclear                                                      95%         84%         11%         95%        90%          5%
99      Coal                                                         72%         87%        (15)%        75%        83%         (7)%
100     Gas, oil and other                                           20%         46%        (26)%        16%        43%        (27)%
101     System average                                               60%         73%        (13)%        57%        73%        (16)%

     Generation Capacity Out of Service and Replaced for
     Native Load (average MW/day)
102     Nuclear                                                      66         180        (114)         64        119         (55)
103     Coal                                                        202         166          36         193        225         (32)
104     Gas                                                          18          52         (34)         15         44         (29)
105        Total                                                    286         398        (112)        272        388        (116)

106  Generation Fuel Cost ($/MWh)                              $  11.89    $  19.28    $  (7.39)   $  11.73   $  19.46    $  (7.73)

                                                                     12 MO. ENDED JUNE 30
                                                               ----------------------------------
Line                                                             2002        2001     INCR (DECR)
                                                               --------    --------   -----------
     ENERGY SOURCES (GWH)

     Generation production
90      Nuclear                                                   8,638       8,672         (34)
91      Coal                                                     12,020      12,664        (644)
92      Gas, oil and other                                        2,642       4,198      (1,556)
                                                               --------    --------    --------
93         Total                                                 23,300      25,534      (2,234)
                                                               --------    --------    --------
     Purchased power
94      Firm load                                                 2,863       2,660         203
95      Marketing and trading                                    19,215      20,673      (1,458)
                                                               --------    --------    --------
96         Total                                                 22,078      23,333      (1,255)
                                                               --------    --------    --------
97         Total energy sources                                  45,733      48,868      (3,489)
                                                               --------    --------    --------

     POWER PLANT PERFORMANCE

     Capacity Factors
98      Nuclear                                                      91%         91%          0%
99      Coal                                                         80%         84%         (4)%
100     Gas, oil and other                                           23%         40%        (17)%
101     System average                                               64%         73%         (9)%

     Generation Capacity Out of Service and Replaced for
     Native Load (average MW/day)
102     Nuclear                                                     100         100          --
103     Coal                                                        151         181         (30)
104     Gas                                                          18          31         (13)
105        Total                                                    269         312         (43)

106  Generation Fuel Cost ($/MWh)                              $  13.87    $  34.76    $ (20.89)

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                      PERIODS ENDED JUNE 30, 2002 AND 2001

                                                                     3 MO. ENDED JUNE 30                 6 MO. ENDED JUNE 30
                                                               ----------------------------------  ---------------------------------
Line                                                             2002        2001     INCR (DECR)    2002       2001     INCR (DECR)
                                                               --------    --------   -----------  --------   --------   -----------
     ENERGY MARKET INDICATORS (A)

     Electricity Average Daily Spot Prices ($/MWh)
        On-Peak
107        Palo Verde                                          $  30.65    $ 182.71    $(152.06)   $  28.75   $ 198.46    $(169.71)
108        SP15                                                $  31.51    $ 186.30    $(154.79)   $  29.98   $ 202.98    $(173.00)
        Off-Peak
109        Palo Verde                                          $  14.10    $  70.32    $ (56.22)   $  18.13   $ 100.36    $ (82.23)
110        SP15                                                $  15.95    $  84.78    $ (68.83)   $  19.35   $ 122.29    $(102.94)

     WEATHER INDICATORS

     Actual
111     Cooling degree-days                                       1,741       1,733           8       1,830      1,839          (9)
112     Heating degree-days                                          --          43         (43)        472        700        (228)
113     Average humidity                                             16%         25%         (9)%        22%        37%        (15)%
     10-Year Averages
114     Cooling degree-days                                       1,458       1,458          --       1,529      1,529          --
115     Heating degree-days                                          35          35          --         591        591          --
116     Average humidity                                             25%         25%          0%         35%        35%          0%

     ECONOMIC INDICATORS

     Building Permits -- Metro Phoenix (b) (d)
117     Single-family                                             6,456       5,888         568      13,970     14,569        (599)
118     Multi-family                                                662         928        (266)      1,647      4,846      (3,199)
                                                               --------    --------    --------    --------   --------    --------
119        Total                                                  7,118       6,816         302      15,617     19,415      (3,798)
                                                               --------    --------    --------    --------   --------    --------

     Arizona Job Growth  (c) (d)
120     Payroll job growth (% over prior year)                     (1.1)%       1.7%       (2.8)%      (1.1)%      2.4%       (3.5)%
121     Unemployment rate (%, seasonally adjusted)                  5.7%        4.3%        1.4%        5.8%       4.2%        1.6%

                                                                     12 MO. ENDED JUNE 30
                                                               ----------------------------------
Line                                                             2002        2001     INCR (DECR)
                                                               --------    --------   -----------
     ENERGY MARKET INDICATORS (A)

     Electricity Average Daily Spot Prices ($/MWh)
        On-Peak
107        Palo Verde                                          $  33.55    $ 169.15    $(135.60)
108        SP15                                                $  33.49    $ 167.21    $(133.72)
        Off-Peak
109        Palo Verde                                          $  20.46    $  75.84    $ (55.38)
110        SP15                                                $  22.01    $  90.26    $ (68.25)

     WEATHER INDICATORS

     Actual
111     Cooling degree-days                                       5,113       4,638         475
112     Heating degree-days                                         932       1,200        (268)
113     Average humidity                                             29%         37%         (8)%
     10-Year Averages
114     Cooling degree-days                                       4,381       4,381           0
115     Heating degree-days                                       1,026       1,026           0
116     Average humidity                                             36%         36%          0%

     ECONOMIC INDICATORS

     Building Permits -- Metro Phoenix (b) (d)
117     Single-family                                            28,474      29,310        (836)
118     Multi-family                                              4,878       9,215      (4,337)
                                                               --------    --------    --------
119        Total                                                 33,352      38,525      (5,173)
                                                               --------    --------    --------

     Arizona Job Growth  (c) (d)
120     Payroll job growth (% over prior year)                     (0.7)%       3.1%       (3.8)%
121     Unemployment rate (%, seasonally adjusted)                  5.3%        4.0%        1.3%

Sources:
(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security
(d) The economic indicators reflect latest available data through periods ending May 2002 and May 2001.

See Glossary of Terms.